TrueShares Quarterly Bear Hedge ETF (“QBER”)

(the “Fund”)

A series of Elevation Series Trust (the “Trust”)

Supplement dated July 1, 2026 to the

Funds’ Combined Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”), dated February 27, 2026, as may be supplemented and/or revised from time to time.

At a meeting of shareholders held on June 17, 2026, shareholders approved a new advisory agreement between the Trust and TrueMark Investments, LLC (the “Adviser”), on behalf of the Fund. As a result, the prior agreement, under which the Adviser continued to manage the assets of the Fund, is no longer in effect as of June 17, 2026.

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.